                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF WILLIAM W. ADAMS
                                                 APPEARS HERE]
                                       ________________________________
                                               William W. Adams

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF THOMAS E. BOLGER
                                                 APPEARS HERE]
                                       ________________________________
                                             Thomas E. Bolger

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                        [SIGNATURE OF FRANK C. CARLUCCI
                                                 APPEARS HERE]
                                       ________________________________
                                                Frank C. Carlucci

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF WILLIAM G. COPELAND
                                                 APPEARS HERE]
                                       ________________________________
                                              William G. Copeland

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                      [SIGNATURE OF JAMES H. GILLIAM, JR.
                                                 APPEARS HERE]
                                       ________________________________
                                             James H. Gilliam, Jr.

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.

                                         [SIGNATURE OF THOMAS H. KEAN
                                                 APPEARS HERE]
                                       ________________________________
                                                Thomas H. Kean

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF JOHN C. MAROUS, JR.
                                                 APPEARS HERE]
                                       ________________________________
                                              John C. Marous, Jr.

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                        [SIGNATURE OF JOHN F. MAYPOLE
                                                 APPEARS HERE]
                                       ________________________________
                                                John F. Maypole

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.

                                        [SIGNATURE OF JOSEPH NEUBAUER
                                                 APPEARS HERE]
                                       ________________________________
                                                Joseph Neubauer

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF THOMAS H. O'BRIEN
                                                 APPEARS HERE]
                                       ________________________________
                                                Thomas H. O'Brien

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF ROZANNE L. RIDGWAY
                                                 APPEARS HERE]
                                       ________________________________
                                               Rozanne L. Ridgway

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                         [SIGNATURE OF SHIRLEY YOUNG
                                                 APPEARS HERE]
                                       ________________________________
                                                 Shirley Young

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF BARBARA L. CONNOR
                                                 APPEARS HERE]
                                       ________________________________
                                                Barbara L. Connor

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                     [SIGNATURE OF LAWRENCE T. BABBIO, JR.
                                                 APPEARS HERE]
                                       ________________________________
                                            Lawrence T. Babbio, Jr.

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                        [SIGNATURE OF JAMES G. CULLEN
                                                 APPEARS HERE]
                                       ________________________________
                                                James G. Cullen

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William O. Albertini, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Companys Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of March, 1995.


                                       [SIGNATURE OF RAYMOND W. SMITH
                                                 APPEARS HERE]
                                       ________________________________
                                                Raymond W. Smith